UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04775

MFS SERIES TRUST II

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS® Growth Fund

ANNUAL REPORT

November 30, 2011

MEG-ANN

MFS® GROWTH FUND

SIPC Contact Information: You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (1-202-371-8300) or by accessing SIPC’s web site address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

We are indeed living through some volatile times. Economic uncertainty is everywhere, as it seems no place in the world has been unmoved by crisis. We have seen a devastating earthquake and tsunami that have led to disruptions in the Japanese markets and supply chains. Protests have changed the face of the Middle East and left in their wake lingering tensions and resultant higher oil prices. We have seen debt limits tested in Europe and the United States and policymakers grappling to craft often unpopular monetary and fiscal responses at a time when consumers and businesses struggle with what appears to be a slowing global economy. On top of all of that, we have seen long-term U.S. debt lose its Standard & Poor’s AAA rating and the long-term debt ratings of 15 eurozone nations put on negative watch.

When markets become volatile, managing risk becomes a top priority for investors and their advisors. At MFS® risk management is foremost in our minds in all market climates. Our analysts and portfolio managers keep risks firmly in mind when evaluating securities. Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so the risk associated with each portfolio can be assessed objectively and independently of the portfolio management team.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

January 13, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Apple, Inc.	6.5%
Google, Inc., “A”	4.2%
Danaher Corp.	3.1%
Oracle Corp.	3.1%
EMC Corp.	2.5%
Qualcomm, Inc.	2.4%
American Tower Corp., “A”	2.4%
Precision Castparts Corp.	1.8%
Viacom, Inc., “B”	1.7%
MasterCard, Inc., “A”	1.7%

Equity sectors
Technology	27.0%
Energy	10.8%
Retailing	9.5%
Health Care	9.0%
Industrial Goods & Services	8.3%
Consumer Staples	7.5%
Leisure	6.7%
Special Products & Services	4.5%
Financial Services	4.5%
Basic Materials	3.1%
Utilities & Communications	2.4%
Transportation	2.3%
Autos & Housing	1.8%

Percentages are based on net assets as of 11/30/11.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended November 30, 2011, Class A shares of the MFS Growth Fund (the “fund”) provided a total return of 7.12%, at net asset value. This compares with a return of 8.65% for the fund’s benchmark, the Russell 1000 Growth Index.

Market Environment

Early in the period, the U.S. Federal Reserve (the Fed) responded to weak economic growth by loosening monetary policy further. More easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December 2010 agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, the yields of the perceived “safest” global sovereign credits rose, indicating a renewed risk-seeking environment.

However, towards the middle of the period, a weakening macroeconomic backdrop and renewed concerns over peripheral euro zone sovereign debt caused a flight-to-quality move that pushed high-quality sovereign bond yields lower. In the U.S., concerns about sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows. Towards the end of the reporting period, uncertainty in financial markets spiked higher as markets more seriously contemplated the possible failure of the euro zone.

Detractors from Performance

Stock selection in the leisure sector detracted from performance relative to the Russell 1000 Growth Index. The fund’s ownership in shares of cruise operator Carnival Cruise Line had a negative impact on relative performance. Shares of Carnival Cruise Line declined as higher gas prices and lower occupancy rates weighed on the stock. Additionally, weakness in booking trends in Southern Europe also hurt the stock’s performance.

A combination of security selection and an underweight position in the health care sector also held back relative results. The fund’s holdings of life sciences supply company Thermo Fisher Scientific (b) and generic drug manufacturer Teva Pharmaceutical Industries (b) hindered relative results. A weak currency

Management Review – continued

environment and decreased government and academic spending pressured shares of Thermo Fisher Scientific during the reporting period.

Stock selection in the energy sector hindered relative performance. The fund’s holdings of petrochemical company Newfield Exploration (h) dampened relative results. Not holding shares of strong-performing integrated oil and gas company Exxon Mobil also hurt. Shares of Exxon Mobil appreciated during the reporting period as oil and foreign natural gas prices rose.

Security selection in the special products & services sector also detracted from relative performance. No individual holdings within this sector were among the fund’s top relative detractors for the reporting period.

Securities in other sectors that held back relative performance included our underweight position in strong-performing diversified technology products and services company International Business Machines (IBM). Holding of investment banking firm Goldman Sachs Group (b)(h), broadband communications and networking services company Broadcom, and discount department store Kohls were other top relative detractors.

The fund’s cash position was another detractor from relative results. The fund strives to be fully invested and only holds cash to buy new holdings and to provide liquidity. At times during the reporting period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

Strong stock selection in the basic materials sector boosted relative performance. The timing of the fund’s ownership in shares of precious metal company Freeport-McMoran (h) supported relative performance as the company’s shares declined during the latter portion of the reporting period.

Security selection in the technology sector contributed to relative results. Not owning shares of computer products and services provider Hewlett-Packard benefited relative performance. Holdings of security software provider Check Point Software (b) technologies, and the timing of the fund’s ownership in shares of electronic payment provider Verifone Systems, also helped. Shares of Check Point Software rose during the reporting period due to strong demand for their subscription based software blades, an increased customer base, and solid trends in their network and applications segment.

Stock selection in the industrial goods & services sector also contributed to relative results. A stand-out performance by complex metal parts manufacturer Precision Castparts aided results. Shares of Precision Castparts spiked late in the period as the company confirmed a large order from Saudi Arabia-based firm, Saudi Aramco.

Management Review – continued

Individual standout contributors in other sectors that bolstered relative returns included biotechnology firm Alexion Pharmaceutical, debit and credit transaction processing company MasterCard, and not holding weak-performing global auto maker Ford Motor Co. Elsewhere, holdings of railroad company Kansas City Southern and packaged food manufacturer Mead Johnson Nutrition also aided relative performance.

Respectfully,

Eric Fischman
Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 11/30/11

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 11/30/11

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	9/13/93	7.12%	4.01%	3.44%	N/A
B	12/29/86	6.33%	3.24%	2.66%	N/A
C	4/01/96	6.32%	3.24%	2.66%	N/A
I	1/02/97	7.40%	4.28%	3.70%	N/A
W	8/26/11	N/A	N/A	N/A	9.38%
R1	4/01/05	6.33%	3.21%	N/A	5.57%
R2	10/31/03	6.81%	3.72%	N/A	6.07%
R3	4/01/05	7.10%	3.99%	N/A	6.35%
R4	4/01/05	7.36%	4.26%	N/A	6.64%
Comparative benchmark
Russell 1000 Growth Index (f)		8.65%	2.64%	2.61%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		0.96%	2.79%	2.83%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		2.33%	2.89%	2.66%	N/A
C With CDSC (1% for 12 months) (x)		5.32%	3.24%	2.66%	N/A

Class I, W, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Russell 1000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the

Performance Summary – continued

share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, June 1, 2011 through November 30, 2011

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period June 1, 2011 through November 30, 2011.

Effective August 27, 2011, the expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 6/01/11	Ending Account Value 11/30/11	Expenses Paid During Period (p) 6/01/11-11/30/11
A	Actual	1.08%	$1,000.00	$954.13	$5.29
	Hypothetical (h)	1.08%	$1,000.00	$1,019.65	$5.47
B	Actual	1.83%	$1,000.00	$950.79	$8.95
	Hypothetical (h)	1.83%	$1,000.00	$1,015.89	$9.25
C	Actual	1.83%	$1,000.00	$950.49	$8.95
	Hypothetical (h)	1.83%	$1,000.00	$1,015.89	$9.25
I	Actual	0.82%	$1,000.00	$955.59	$4.02
	Hypothetical (h)	0.82%	$1,000.00	$1,020.96	$4.15
W	Actual	0.91%	$1,000.00	$1,093.82	$2.53	(i)
	Hypothetical (h)	0.91%	$1,000.00	$1,020.51	$4.61
R1	Actual	1.83%	$1,000.00	$950.64	$8.95
	Hypothetical (h)	1.83%	$1,000.00	$1,015.89	$9.25
R2	Actual	1.32%	$1,000.00	$952.69	$6.46
	Hypothetical (h)	1.32%	$1,000.00	$1,018.45	$6.68
R3	Actual	1.08%	$1,000.00	$954.16	$5.29
	Hypothetical (h)	1.08%	$1,000.00	$1,019.65	$5.47
R4	Actual	0.83%	$1,000.00	$955.18	$4.07
	Hypothetical (h)	0.83%	$1,000.00	$1,020.91	$4.20

(h)	5% class return per year before expenses.
(i)	For the period of class inception, August 26, 2011 through the stated period.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Expense Changes Impacting the Table

Changes to the fund’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the six month period, the annualized expense ratios would have been 1.06%, 1.81%, 1.81%, 0.81%, 0.91%, 1.81%, 1.31%, $1.06, and 0.81% for Class A, Class B, Class C, Class I, Class W, Class R1, Class R2, Class R3, and Class R4 respectively; the actual expenses paid during the period would have been approximately $5.19, $8.85, $8.85, $3.97, $2.53, $8.85, $6.41, $5.19, and $3.97 for Class A, Class B, Class C, Class I, Class W, Class R1, Class R2, Class R3, and Class R4 respectively; and the hypothetical expenses paid during the period would have been approximately $5.37, $9.15, $9.15, $4.10, $4.61, $9.15, $6.63, $5.37, and $4.10 for Class A, Class B, Class C, Class I, Class W, Class R1, Class R2, Class R3, and Class R4 respectively. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

11/30/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 97.4%
Issuer	Shares/Par	Value ($)

Aerospace - 3.2%
Honeywell International, Inc.	1,027,750	$55,652,659
Precision Castparts Corp.	422,511	69,608,687

		$125,261,346
Alcoholic Beverages - 1.2%
Diageo PLC	2,193,544	$46,872,565

Apparel Manufacturers - 1.3%
LVMH Moet Hennessy Louis Vuitton S.A. (l)	111,413	$17,515,237
NIKE, Inc., “B”	238,249	22,914,789
PVH Corp.	141,490	9,605,756

		$50,035,782
Automotive - 0.8%
Johnson Controls, Inc.	958,520	$30,174,210

Biotechnology - 2.7%
Alexion Pharmaceuticals, Inc. (a)	604,060	$41,474,760
Celgene Corp. (a)	797,173	50,285,673
Gilead Sciences, Inc. (a)	346,460	13,806,431

		$105,566,864
Broadcasting - 2.3%
Discovery Communications, Inc., “A” (a)	598,160	$25,110,757
Viacom, Inc., “B”	1,507,860	67,491,814

		$92,602,571
Brokerage & Asset Managers - 1.3%
Affiliated Managers Group, Inc. (a)	247,270	$23,384,324
Blackrock, Inc.	162,030	27,875,641

		$51,259,965
Business Services - 3.8%
Accenture PLC, “A”	741,270	$42,941,771
Cognizant Technology Solutions Corp., “A” (a)	582,780	39,250,233
FleetCor Technologies, Inc. (a)	355,870	10,106,708
Jones Lang LaSalle, Inc.	169,420	10,914,036
MSCI, Inc., “A” (a)	297,900	10,054,125

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Business Services - continued
Verisk Analytics, Inc., “A” (a)	989,750	$38,877,380

		$152,144,253
Cable TV - 1.0%
Comcast Corp., “Special A”	1,768,530	$39,544,331

Chemicals - 1.1%
Celanese Corp.	371,260	$17,259,877
Monsanto Co.	343,540	25,233,013

		$42,492,890
Computer Software - 7.6%
Autodesk, Inc. (a)	1,156,780	$39,411,495
Check Point Software Technologies Ltd. (a)	1,151,950	63,748,913
Oracle Corp.	3,955,216	123,996,022
Red Hat, Inc. (a)	771,490	38,636,219
Salesforce.com, Inc. (a)	195,482	23,148,978
VeriSign, Inc.	415,206	13,942,617

		$302,884,244
Computer Software - Systems - 10.6%
Apple, Inc. (a)	673,411	$257,377,684
EMC Corp. (a)	4,331,440	99,666,434
International Business Machines Corp.	209,840	39,449,920
Teradata Corp. (a)	214,530	11,633,962
Verifone Systems, Inc. (a)	248,600	10,901,110

		$419,029,110
Construction - 1.0%
Owens Corning (a)	497,660	$14,282,842
Stanley Black & Decker, Inc.	367,850	24,068,426

		$38,351,268
Consumer Products - 1.3%
Colgate-Palmolive Co.	574,160	$52,535,640

Consumer Services - 0.7%
Priceline.com, Inc. (a)	56,350	$27,379,902

Electrical Equipment - 3.1%
Danaher Corp.	2,574,790	$124,568,340

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Electronics - 1.5%
Altera Corp.	374,690	$14,114,572
ASML Holding N.V.	453,263	17,917,486
Broadcom Corp., “A”	723,119	21,943,046
JDS Uniphase Corp. (a)	521,710	5,728,376

		$59,703,480
Energy - Independent - 4.7%
Cabot Oil & Gas Corp.	437,240	$38,735,092
EQT Corp.	535,420	33,201,394
Noble Energy, Inc.	494,110	48,615,483
Occidental Petroleum Corp.	467,820	46,267,398
SM Energy Co.	242,220	19,254,068

		$186,073,435
Engineering - Construction - 0.6%
Fluor Corp.	410,060	$22,479,489

Food & Beverages - 3.6%
Coca-Cola Co.	328,220	$22,066,231
Coca-Cola Enterprises, Inc.	589,190	15,389,643
General Mills, Inc.	399,830	15,973,209
Green Mountain Coffee Roasters, Inc. (a)(l)	194,769	10,211,739
Groupe Danone	456,582	30,200,621
Mead Johnson Nutrition Co., “A”	660,540	49,778,294

		$143,619,737
Gaming & Lodging - 1.6%
Carnival Corp.	530,540	$17,613,928
Las Vegas Sands Corp. (a)	601,010	28,073,177
Wynn Resorts Ltd.	165,318	19,930,738

		$65,617,843
General Merchandise - 3.7%
Costco Wholesale Corp.	456,610	$38,948,833
Dollar General Corp. (a)	575,420	23,344,789
Kohl’s Corp.	331,700	17,845,460
Target Corp.	1,262,860	66,552,722

		$146,691,804
Internet - 4.2%
Google, Inc., “A” (a)	275,340	$165,036,043

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Machinery & Tools - 0.9%
Joy Global, Inc.	230,390	$21,029,999
Polypore International, Inc. (a)	321,310	15,760,256

		$36,790,255
Medical & Health Technology & Services - 1.5%
AmerisourceBergen Corp.	776,720	$28,855,148
Cerner Corp. (a)	364,710	22,240,016
IDEXX Laboratories, Inc. (a)	138,990	10,450,658

		$61,545,822
Medical Equipment - 2.7%
Cooper Cos., Inc.	151,990	$9,310,907
Covidien PLC	822,860	37,481,273
Thermo Fisher Scientific, Inc. (a)	1,244,737	58,813,823

		$105,606,003
Network & Telecom - 3.1%
F5 Networks, Inc. (a)	253,280	$28,628,238
Qualcomm, Inc.	1,742,718	95,500,946

		$124,129,184
Oil Services - 6.1%
Cameron International Corp. (a)	991,330	$53,521,907
Dresser-Rand Group, Inc. (a)	477,260	24,850,928
Ensco International PLC, ADR	702,680	36,518,280
FMC Technologies, Inc. (a)	262,500	13,744,500
Halliburton Co.	856,720	31,527,296
National Oilwell Varco, Inc.	247,830	17,769,411
Schlumberger Ltd.	861,378	64,887,605

		$242,819,927
Other Banks & Diversified Financials - 3.2%
MasterCard, Inc., ‘A”	178,838	$66,983,773
Visa, Inc., “A”	599,905	58,172,788

		$125,156,561
Pharmaceuticals - 2.1%
Abbott Laboratories	608,850	$33,212,768
Allergan, Inc.	456,970	38,257,528
Teva Pharmaceutical Industries Ltd., ADR	295,430	11,701,982

		$83,172,278

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Pollution Control - 0.5%
Stericycle, Inc. (a)	255,790	$20,724,106

Precious Metals & Minerals - 0.3%
Goldcorp, Inc.	231,190	$12,412,591

Railroad & Shipping - 1.5%
Kansas City Southern Co. (a)	670,320	$45,601,870
Union Pacific Corp.	136,070	14,070,999

		$59,672,869
Restaurants - 1.8%
McDonald’s Corp.	285,576	$27,278,220
Starbucks Corp.	999,410	43,454,347

		$70,732,567
Specialty Chemicals - 1.7%
Airgas, Inc.	389,490	$29,971,256
Praxair, Inc.	381,180	38,880,360

		$68,851,616
Specialty Stores - 4.5%
Amazon.com, Inc. (a)	258,362	$49,680,429
PetSmart, Inc.	438,850	21,174,513
Ross Stores, Inc.	539,053	48,024,232
Tiffany & Co.	331,020	22,191,581
Tractor Supply Co.	248,540	17,952,044
Urban Outfitters, Inc. (a)	749,560	20,223,129

		$179,245,928
Telephone Services - 2.4%
American Tower Corp., “A” (a)	1,617,698	$95,444,182

Tobacco - 1.4%
Philip Morris International, Inc.	720,140	$54,903,474

Trucking - 0.8%
Expeditors International of Washington, Inc.	710,790	$30,926,473
Total Common Stocks (Identified Cost, $3,301,692,727)		$3,862,058,948

Money Market Funds - 3.6%
MFS Institutional Money Market Portfolio, 0.1%, at Cost and Net Asset Value (v)	141,041,270	$141,041,270

Portfolio of Investments – continued

Collateral for Securities Loaned - 0.5%
Issuer	Shares/Par	Value ($)

Morgan Stanley Repurchase Agreement, 0.11%, dated 11/30/11, due 12/1/11, total to be received $20,182,928 (secured by U.S. Treasury and Federal Agency obligations valued at $20,586,547 in an individually traded account), at Cost and Value	20,182,866	$20,182,866
Total Investments (Identified Cost, $3,462,916,863)		$4,023,283,084

Other Assets, Less Liabilities - (1.5)%		(58,119,312)
Net Assets - 100.0%		$3,965,163,772

(a)	Non-income producing security.
(l)	A portion of this security is on loan.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
PLC	Public Limited Company

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 11/30/11

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $3,321,875,593)	$3,882,241,814
Underlying affiliated funds, at cost and value	141,041,270
Total investments, at value, including $20,543,089 of securities on loan (identified cost, $3,462,916,863)	$4,023,283,084
Receivables for
Investments sold	9,518,365
Fund shares sold	5,061,677
Interest and dividends	4,461,832
Other assets	2,690
Total assets	$4,042,327,648
Liabilities
Payables for
Investments purchased	$44,506,295
Fund shares reacquired	10,833,130
Collateral for securities loaned, at value	20,182,866
Payable to affiliates
Investment adviser	128,615
Shareholder servicing costs	1,028,083
Distribution and service fees	50,902
Payable for independent Trustees’ compensation	59,788
Accrued expenses and other liabilities	374,197
Total liabilities	$77,163,876
Net assets	$3,965,163,772
Net assets consist of
Paid-in capital	$3,770,301,653
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	560,376,449
Accumulated net realized gain (loss) on investments and foreign currency transactions	(365,454,669)
Accumulated net investment loss	(59,661)
Net assets	$3,965,163,772
Shares of beneficial interest outstanding	93,740,468

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$2,269,088,527	53,483,952	$42.43
Class B	147,689,790	3,981,285	37.10
Class C	167,877,719	4,554,304	36.86
Class I	965,273,449	21,885,108	44.11
Class W	916,463	20,797	44.07
Class R1	10,290,621	278,307	36.98
Class R2	103,763,753	2,525,679	41.08
Class R3	83,479,109	1,975,821	42.25
Class R4	216,784,341	5,035,215	43.05

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $45.02 [100 / 94.25 x $42.43]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, W, R1, R2, R3, and R4.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 11/30/11

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment loss
Income
Dividends	$29,988,804
Interest	268,726
Dividends from underlying affiliated funds	90,551
Foreign taxes withheld	(102,179)
Total investment income	$30,245,902
Expenses
Management fee	$20,093,206
Distribution and service fees	7,776,330
Shareholder servicing costs	5,397,121
Administrative services fee	407,962
Independent Trustees’ compensation	65,928
Custodian fee	180,614
Shareholder communications	225,620
Auditing fees	62,515
Legal fees	66,482
Miscellaneous	220,172
Total expenses	$34,495,950
Fees paid indirectly	(54)
Reduction of expenses by investment adviser	(3,288,409)
Net expenses	$31,207,487
Net investment loss	$(961,585)
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$76,958,385
Foreign currency transactions	(51,440)
Net realized gain (loss) on investments and foreign currency transactions	$76,906,945
Change in unrealized appreciation (depreciation)
Investments	$185,542,874
Translation of assets and liabilities in foreign currencies	6,905
Net unrealized gain (loss) on investments and foreign currency translation	$185,549,779
Net realized and unrealized gain (loss) on investments and foreign currency	$262,456,724
Change in net assets from operations	$261,495,139

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 11/30
	2011	2010
Change in net assets
From operations
Net investment loss	$(961,585)	$(5,766,748)
Net realized gain (loss) on investments and foreign currency transactions	76,906,945	209,367,074
Net unrealized gain (loss) on investments and foreign currency translation	185,549,779	51,913,856
Change in net assets from operations	$261,495,139	$255,514,182
Change in net assets from fund share transactions	$1,471,762,159	$(71,635,413)
Total change in net assets	$1,733,257,298	$183,878,769
Net assets
At beginning of period	2,231,906,474	2,048,027,705
At end of period (including accumulated net investment loss of $59,661 and $91,762, respectively)	$3,965,163,772	$2,231,906,474

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 11/30
	2011		2010	2009	2008	2007
Net asset value, beginning of period	$39.61		$35.08	$25.99	$45.06	$37.44
Income (loss) from investment operations
Net investment loss (d)	$(0.00	)(w)	$(0.08)	$(0.07)	$(0.04)	$(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency	2.82		4.61	9.16	(15.95)	7.71
Total from investment operations	$2.82		$4.53	$9.09	$(15.99)	$7.62
Less distributions declared to shareholders
From net realized gain on investments	$—		$—	$—	$(3.08)	$—
Net asset value, end of period (x)	$42.43		$39.61	$35.08	$25.99	$45.06
Total return (%) (r)(s)(t)(x)	7.12		12.91	34.97	(38.04)	20.35
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.21		1.30	1.39	1.29	1.22
Expenses after expense reductions (f)	1.09		1.15	1.24	1.14	1.20
Net investment loss	(0.00	)(w)	(0.21)	(0.25)	(0.12)	(0.21)
Portfolio turnover	80		103	108	121	72
Net assets at end of period (000 omitted)	$2,269,089		$1,662,038	$1,556,478	$1,212,554	$2,152,172

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 11/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$34.89	$31.13	$23.24	$40.91	$34.24
Income (loss) from investment operations
Net investment loss (d)	$(0.27)	$(0.31)	$(0.25)	$(0.30)	$(0.36)
Net realized and unrealized gain (loss) on investments and foreign currency	2.48	4.07	8.14	(14.29)	7.03
Total from investment operations	$2.21	$3.76	$7.89	$(14.59)	$6.67
Less distributions declared to shareholders
From net realized gain on investments	$—	$—	$—	$(3.08)	$—
Net asset value, end of period (x)	$37.10	$34.89	$31.13	$23.24	$40.91
Total return (%) (r)(s)(t)(x)	6.33	12.08	33.95	(38.51)	19.48
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.96	2.05	2.15	2.04	1.97
Expenses after expense reductions (f)	1.84	1.90	2.00	1.89	1.96
Net investment loss	(0.74)	(0.96)	(0.99)	(0.87)	(0.96)
Portfolio turnover	80	103	108	121	72
Net assets at end of period (000 omitted)	$147,690	$126,226	$156,809	$169,643	$463,026

Class C	Years ended 11/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$34.67	$30.94	$23.10	$40.67	$34.04
Income (loss) from investment operations
Net investment loss (d)	$(0.28)	$(0.31)	$(0.25)	$(0.29)	$(0.35)
Net realized and unrealized gain (loss) on investments and foreign currency	2.47	4.04	8.09	(14.20)	6.98
Total from investment operations	$2.19	$3.73	$7.84	$(14.49)	$6.63
Less distributions declared to shareholders
From net realized gain on investments	$—	$—	$—	$(3.08)	$—
Net asset value, end of period (x)	$36.86	$34.67	$30.94	$23.10	$40.67
Total return (%) (r)(s)(t)(x)	6.32	12.06	33.94	(38.49)	19.48
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.96	2.05	2.14	2.04	1.97
Expenses after expense reductions (f)	1.84	1.90	1.99	1.89	1.95
Net investment loss	(0.75)	(0.96)	(1.00)	(0.87)	(0.96)
Portfolio turnover	80	103	108	121	72
Net assets at end of period (000 omitted)	$167,878	$106,161	$96,581	$78,656	$140,613

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 11/30
	2011	2010	2009		2008	2007
Net asset value, beginning of period	$41.07	$36.27	$26.81		$46.27	$38.35
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.01	$(0.00	)(w)	$0.05	$0.02
Net realized and unrealized gain (loss) on investments and foreign currency	2.94	4.79	9.46		(16.43)	7.90
Total from investment operations	$3.04	$4.80	$9.46		$(16.38)	$7.92
Less distributions declared to shareholders
From net realized gain on investments	$—	$—	$—		$(3.08)	$—
Net asset value, end of period (x)	$44.11	$41.07	$36.27		$26.81	$46.27
Total return (%) (r)(s)(x)	7.40	13.23	35.29		(37.88)	20.65
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.91	1.05	1.14		1.04	0.96
Expenses after expense reductions (f)	0.82	0.90	0.99		0.89	0.95
Net investment income (loss)	0.23	0.04	(0.00	)(w)	0.13	0.04
Portfolio turnover	80	103	108		121	72
Net assets at end of period (000 omitted)	$965,273	$108,419	$82,183		$55,173	$99,597

Class W	Year ended 11/30
	2011 (i)
Net asset value, beginning of period	$40.29
Income (loss) from investment operations
Net investment income (d)	$0.02
Net realized and unrealized gain on investments and foreign currency	3.76
Total from investment operations	$3.78
Net asset value, end of period (x)	$44.07
Total return (%) (r)(s)(x)	9.38	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.97	(a)
Expenses after expense reductions (f)	0.91	(a)
Net investment income	0.15	(a)
Portfolio turnover	80
Net assets at end of period (000 omitted)	$916

See Notes to Financial Statements

Financial Highlights – continued

Class R1	Years ended 11/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$34.78	$31.03	$23.17	$40.79	$34.19
Income (loss) from investment operations
Net investment loss (d)	$(0.28)	$(0.31)	$(0.25)	$(0.30)	$(0.39)
Net realized and unrealized gain (loss) on investments and foreign currency	2.48	4.06	8.11	(14.24)	6.99
Total from investment operations	$2.20	$3.75	$7.86	$(14.54)	$6.60
Less distributions declared to shareholders
From net realized gain on investments	$—	$—	$—	$(3.08)	$—
Net asset value, end of period (x)	$36.98	$34.78	$31.03	$23.17	$40.79
Total return (%) (r)(s)(x)	6.33	12.09	33.92	(38.50)	19.30
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.95	2.05	2.14	2.07	2.08
Expenses after expense reductions (f)	1.84	1.90	1.99	1.92	2.04
Net investment loss	(0.76)	(0.96)	(1.00)	(0.90)	(1.06)
Portfolio turnover	80	103	108	121	72
Net assets at end of period (000 omitted)	$10,291	$5,894	$5,392	$4,535	$8,094

Class R2	Years ended 11/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$38.46	$34.14	$25.36	$44.15	$36.82
Income (loss) from investment operations
Net investment loss (d)	$(0.10)	$(0.17)	$(0.14)	$(0.14)	$(0.24)
Net realized and unrealized gain (loss) on investments and foreign currency	2.72	4.49	8.92	(15.57)	7.57
Total from investment operations	$2.62	$4.32	$8.78	$(15.71)	$7.33
Less distributions declared to shareholders
From net realized gain on investments	$—	$—	$—	$(3.08)	$—
Net asset value, end of period (x)	$41.08	$38.46	$34.14	$25.36	$44.15
Total return (%) (r)(s)(x)	6.81	12.65	34.62	(38.20)	19.91
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.44	1.55	1.64	1.55	1.62
Expenses after expense reductions (f)	1.33	1.40	1.49	1.41	1.59
Net investment loss	(0.26)	(0.47)	(0.50)	(0.38)	(0.61)
Portfolio turnover	80	103	108	121	72
Net assets at end of period (000 omitted)	$103,764	$42,889	$30,378	$24,612	$31,054

See Notes to Financial Statements

Financial Highlights – continued

Class R3	Years ended 11/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$39.45	$34.92	$25.88	$44.88	$37.34
Income (loss) from investment operations
Net investment loss (d)	$(0.02)	$(0.08)	$(0.07)	$(0.05)	$(0.15)
Net realized and unrealized gain (loss) on investments and foreign currency	2.82	4.61	9.11	(15.87)	7.69
Total from investment operations	$2.80	$4.53	$9.04	$(15.92)	$7.54
Less distributions declared to shareholders
From net realized gain on investments	$—	$—	$—	$(3.08)	$—
Net asset value, end of period (x)	$42.25	$39.45	$34.92	$25.88	$44.88
Total return (%) (r)(s)(x)	7.10	12.97	34.93	(38.04)	20.19
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.20	1.30	1.38	1.31	1.36
Expenses after expense reductions (f)	1.09	1.15	1.23	1.16	1.34
Net investment loss	(0.04)	(0.22)	(0.26)	(0.13)	(0.36)
Portfolio turnover	80	103	108	121	72
Net assets at end of period (000 omitted)	$83,479	$30,767	$13,572	$8,232	$14,828

Class R4	Years ended 11/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$40.10	$35.42	$26.18	$45.25	$37.53
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.01	$(0.04)	$0.05	$(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	2.85	4.67	9.28	(16.04)	7.74
Total from investment operations	$2.95	$4.68	$9.24	$(15.99)	$7.72
Less distributions declared to shareholders
From net realized gain on investments	$—	$—	$—	$(3.08)	$—
Net asset value, end of period (x)	$43.05	$40.10	$35.42	$26.18	$45.25
Total return (%) (r)(s)(x)	7.36	13.21	35.29	(37.87)	20.57
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.96	1.05	1.07	1.06	1.06
Expenses after expense reductions (f)	0.84	0.90	0.92	0.91	1.05
Net investment income (loss)	0.23	0.04	(0.13)	0.12	(0.06)
Portfolio turnover	80	103	108	121	72
Net assets at end of period (000 omitted)	$216,784	$149,511	$106,634	$5,344	$56,956

See Notes to Financial Statements

Financial Highlights – continued

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class’ inception, August 26, 2011, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01 or ratio was less than 0.01%, as applicable.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Growth Fund (the fund) is a series of MFS Series Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures

Notes to Financial Statements – continued

approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted

Notes to Financial Statements – continued

prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of November 30, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$3,625,171,273	$—	$—	$3,625,171,273
United Kingdom	83,390,845	—	—	83,390,845
Israel	75,450,895	—	—	75,450,895
France	—	47,715,858	—	47,715,858
Netherlands	17,917,486	—	—	17,917,486
Canada	12,412,591	—	—	12,412,591
Short Term Securities	—	20,182,866	—	20,182,866
Mutual Funds	141,041,270	—	—	141,041,270
Total Investments	$3,955,384,360	$67,898,724	$—	$4,023,283,084

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund entered into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required

Notes to Financial Statements – continued

collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended November 30, 2011, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to

Notes to Financial Statements – continued

examination by the Internal Revenue Service. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses and wash sale loss deferrals.

The fund declared no distributions for the years ended November 30, 2011 and November 30, 2010.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 11/30/11
Cost of investments	$3,487,080,183
Gross appreciation	581,815,078
Gross depreciation	(45,612,177)
Net unrealized appreciation (depreciation)	$536,202,901
Capital loss carryforwards	(326,163,461)
Post-October capital loss deferral	(15,127,888)
Other temporary differences	(49,433)

As of November 30, 2011, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

8/31/16	$(114,303,869)
8/31/17	(211,859,592)
Total	$(326,163,461)

The availability of $325,161,534 of the capital loss carryforwards, which were acquired on August 26, 2011 in connection with the MFS Core Growth Fund merger, may be limited in a given year.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses

Notes to Financial Statements – continued

are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. For the period December 1, 2010 through August 26, 2011, the management fee was computed daily and paid monthly at the following annual rates:

First $2.5 billion of average daily net assets	0.75%
Average daily net assets in excess of $2.5 billion	0.70%

Effective August 27, 2011, the management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Next $1.5 billion of average daily net assets	0.65%
Average daily net assets in excess of $2.5 billion	0.60%

The investment adviser has agreed in writing to reduce its management fee to 0.60% of average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until March 31, 2012. This management fee reduction amounted to $3,277,719, which is shown as a reduction of total expenses in the Statement of Operations.

The management fee incurred for the year ended November 30, 2011 was equivalent to an annual effective rate of 0.60% of the fund's average daily net assets.

Effective August 27, 2011, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual fund operating expenses do not exceed following rates annually of each class’ average daily net assets.

Class A	Class B	Class C	Class I	Class W	Class R1	Class R2	Class R3	Class R4
1.22%	1.97%	1.97%	0.97%	1.07%	1.97%	1.47%	1.22%	0.97%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until August 31, 2013. For the period August 27, 2011 to November 30, 2011, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $441,151 for the year ended November 30, 2011, as its portion of the initial sales charge on sales of Class A shares of the fund.

Notes to Financial Statements – continued

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$4,709,983
Class B	0.75%	0.25%	1.00%	1.00%	1,284,712
Class C	0.75%	0.25%	1.00%	1.00%	1,260,945
Class W	0.10%	—	0.10%	0.10%	238
Class R1	0.75%	0.25%	1.00%	1.00%	73,792
Class R2	0.25%	0.25%	0.50%	0.50%	305,782
Class R3	—	0.25%	0.25%	0.25%	140,878
Total Distribution and Service Fees					$7,776,330

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended November 30, 2011 based on each class’ average daily net assets. Assets attributable to Class A shares sold prior to March 1, 1991 are subject to a service fee of 0.15% annually. This agreement terminated on January 1, 2011. Effective January 1, 2011, all class A assets are subject to the full service fee of 0.25%.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended November 30, 2011, were as follows:

Amount
Class A	$7,118
Class B	148,858
Class C	13,638

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the

Notes to Financial Statements – continued

fund’s Board of Trustees. For the year ended November 30, 2011, the fee was $2,204,585, which equated to 0.0786% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended November 30, 2011, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $2,971,184.

Effective August 27, 2011, the fund was added to a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), under which each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the period, August 27, 2011 through November 30, 2011, these costs for the fund amounted to $221,352 and are reflected in the shareholder servicing costs on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended November 30, 2011 was equivalent to an annual effective rate of 0.0146% of the fund's average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and

Notes to Financial Statements – continued

exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $6,723 and the Retirement Deferral plan resulted in an expense of $4,910. Both amounts are included in independent Trustees’ compensation for the year ended November 30, 2011. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $59,758 at November 30, 2011, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended November 30, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $22,201 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $10,690, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $2,160,933,680 and $2,183,777,652, respectively.

Purchases exclude the value of securities acquired in connection with the MFS Core Growth Fund merger. (See Note 8.)

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 11/30/11		Year ended 11/30/10
	Shares	Amount	Shares	Amount
Shares sold
Class A	5,755,281	$242,300,886	4,891,888	$178,468,042
Class B	348,309	12,918,367	373,859	12,251,161
Class C	574,914	21,144,532	496,924	15,971,521
Class I	1,961,890	85,206,609	899,636	34,095,396
Class W (i)	4,164	184,074	—	—
Class R1	76,013	2,692,811	33,507	1,064,443
Class R2	499,046	20,661,340	448,917	16,328,964
Class R3	1,350,995	55,714,267	527,838	19,826,247
Class R4	2,076,887	87,929,294	1,257,305	45,882,526
	12,647,499	$528,752,180	8,929,874	$323,888,300
Shares issued in connection with acquisition of MFS Core Growth Fund
Class A	12,988,369	$515,696,654	—	$—
Class B	1,401,576	48,760,586	—	—
Class C	1,527,317	52,793,140	—	—
Class I	18,943,598	781,403,211	—	—
Class W (i)	23,256	958,469	—	—
Class R1	76,320	2,645,152	—	—
Class R2	1,389,447	53,446,022	—	—
Class R3	206,326	8,159,278	—	—
Class R4	598,749	24,099,404	—	—
	37,154,958	$1,487,961,916	—	$—
Shares reacquired
Class A	(7,218,924)	$(305,448,947)	(7,306,352)	$(265,926,803)
Class B	(1,386,119)	(51,274,910)	(1,793,329)	(58,071,715)
Class C	(609,613)	(22,450,321)	(557,229)	(17,812,901)
Class I	(1,660,471)	(71,492,417)	(525,129)	(19,734,848)
Class W (i)	(6,623)	(286,404)	—	—
Class R1	(43,486)	(1,617,354)	(37,791)	(1,212,300)
Class R2	(478,078)	(19,368,206)	(223,407)	(7,897,786)
Class R3	(361,487)	(15,207,566)	(136,462)	(4,957,841)
Class R4	(1,369,133)	(57,805,812)	(539,178)	(19,909,519)
	(13,133,934)	$(544,951,937)	(11,118,877)	$(395,523,713)

Notes to Financial Statements – continued

	Year ended 11/30/11		Year ended 11/30/10
	Shares	Amount	Shares	Amount
Net change
Class A	11,524,726	$452,548,593	(2,414,464)	$(87,458,761)
Class B	363,766	10,404,043	(1,419,470)	(45,820,554)
Class C	1,492,618	51,487,351	(60,305)	(1,841,380)
Class I	19,245,017	795,117,403	374,507	14,360,548
Class W (i)	20,797	856,139	—	—
Class R1	108,847	3,720,609	(4,284)	(147,857)
Class R2	1,410,415	54,739,156	225,510	8,431,178
Class R3	1,195,834	48,665,979	391,376	14,868,406
Class R4	1,306,503	54,222,886	718,127	25,973,007
	36,668,523	$1,471,762,159	(2,189,003)	$(71,635,413)

(i)	For the period from the class’ inception, August 26, 2011, through the stated period end.

On or about May 10, 2012, sales of Class W shares (including exchanges) are expected to be suspended. On or about May 11, 2012, Class W shares are expected to automatically convert to Class I shares. Current shareholders of Class W shares would become shareholders of Class I and would receive Class I shares with a total net asset value equal to their Class W shares at the time of the conversion.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 7%, 6%, 3%, and 2%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2010 Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2040 Fund, and the MFS Lifetime 2050 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established

Notes to Financial Statements – continued

unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended November 30, 2011, the fund’s commitment fee and interest expense were $20,541 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	62,042,564	824,563,930	(745,565,224)	141,041,270

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$90,551	$141,041,270

(8)	Acquisitions

At close of business on August 26, 2011, the fund with net assets of $2,249,658,447, acquired all of the assets and liabilities of the MFS Core Growth Fund. The purpose of the transaction was to provide shareholders of the MFS Core Growth Fund the opportunity to participate in a larger combined portfolio with an identical investment objective and similar investment policies and strategies. The acquisition was accomplished by a tax-free exchange of 37,154,958 shares of the fund (valued at $1,487,961,916) for all of the assets and liabilities of MFS Core Growth Fund. MFS Core Growth Fund then distributed the shares of the fund that MFS Core Growth Fund received from the fund to its shareholders. MFS Core Growth Fund’s net assets on that date were $1,487,961,916 including investments valued at $1,491,022,540 with a cost basis of $1,456,900,687. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from MFS Core Growth Fund were carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of MFS Core Growth Fund that

Notes to Financial Statements – continued

have been included in MFS Growth Fund’s Statement of Operations since August 26, 2011.

Assuming the acquisition had been completed on December 1, 2010, the fund’s pro forma results of operations for the year ended November 30, 2011 are as follows:

Net investment loss	$(1,527,654)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	$266,395,678
Change in net assets from operations	$264,868,024

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust II and the Shareholders of MFS Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Growth Fund (one of the portfolios comprising MFS Series Trust II) (the “Fund”) as of November 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Growth Fund as of November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 13, 2012

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of January 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 69)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 56)	Trustee	January 2009	Private investor	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A
John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A
J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director
Robert W. Uek (age 70)	Trustee	January 2006	Consultant to investment company industry	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
OFFICERS
John M. Corcoran (k) (age 46)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Christopher R. Bohane (k) (age 37)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kino Clark (k) (age 43)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Assistant Vice President	N/A
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 43)	Treasurer	July 2005	Massachusetts Financial Services Company, Vice President	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A
Brian E. Langenfeld (k) (age 38)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Ellen Moynihan (k) (age 54)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A
Susan S. Newton (k) (age 61)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Mark N. Polebaum (k) (age 59)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Frank L. Tarantino (age 67)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
James O. Yost (k) (age 51)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager
Eric Fischman

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2011 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2010 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate account and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund,

Board Review of Investment Advisory Agreement – continued

(v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

In considering the Fund’s investment performance, the Trustees took into account, that effective April 1, 2008, the Fund changed its name (formerly the Fund was named MFS Emerging Growth Fund) and made related changes to its investment policies and strategies. Notwithstanding these changes, the Trustees considered the Fund’s prior investment performance to be relevant. Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2010, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in

Board Review of Investment Advisory Agreement – continued

the 4th quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2010 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that there is an advisory fee reduction in effect for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that MFS had agreed to further reduce the Fund’s advisory fee, which may not be changed without the Trustees’ approval, pending the consummation of the merger of MFS Core Growth Fund into the Fund. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund's last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $2.5 billion. However, such breakpoint is not applicable because the Fund is currently subject to the advisory fee reduction

Board Review of Investment Advisory Agreement – continued

described above. Accordingly, the Trustees determined not to recommend any advisory fee breakpoint changes at this time.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research, and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Board Review of Investment Advisory Agreement – continued

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2011.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the Fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2011 income tax forms in January 2012.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to the series of the Registrant (the series referred to as the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended November 30, 2011 and 2010, audit fees billed to the Fund by Deloitte were as follows:

	Audit Fees
	2011	2010
Fees billed by Deloitte:
MFS Growth Fund	47,832	47,320

For the fiscal years ended November 30, 2011 and 2010, fees billed by Deloitte for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2011	2010	2011	2010	2011	2010
Fees billed by Deloitte:
To MFS Growth Fund	0	0	6,168	6,101	977	1,376
To MFS and MFS Related Entities of MFS Growth Fund*	874,004	1,266,889	0	0	53,100	60,000

	2011	2010
Aggregate fees for non-audit services:
To MFS Growth Fund, MFS and MFS Related Entities#	1,384,144	1,659,262

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).
#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST II

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President

Date: January 13, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President (Principal Executive Officer)

Date: January 13, 2012

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: January 13, 2012

*	Print name and title of each signing officer under his or her signature.